UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2023

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

Ferrellgas, L.P. (the “Company”) previously entered into the Credit Agreement dated as of March 30, 2021 (as amended, the “Credit Agreement”) among the Company, Ferrellgas, Inc., the general partner of the Company (the “General Partner”), the subsidiaries of the Company party thereto as guarantors (the “Subsidiary Guarantors”), JPMorgan Chase Bank, N.A. as administrative agent and collateral agent (the “Agent”), and the lenders and issuing lenders party thereto from time to time.

On May 23, 2023, the Company entered into (1) the Second Amendment to Credit Agreement (the “Second Amendment”) among the Company, the General Partner, the Subsidiary Guarantors party thereto, the Agent and the lenders party thereto, and (2) the Third Amendment to Credit Agreement (the “Third Amendment”) among the Company, the General Partner, the Subsidiary Guarantors party thereto, the Agent and the lenders party thereto.

The Second Amendment:

●	replaced the London Interbank Offered Rate (“LIBOR”) loan pricing provisions with Secured Overnight Financing Rate (“SOFR”) loan pricing provisions. Before the Second Amendment effective date, the Credit Agreement had loan pricing based upon LIBOR with SOFR to replace LIBOR when LIBOR became unavailable (currently scheduled for June 30, 2023); and
●	modified the SOFR fall back pricing provisions in the Credit Agreement to be consistent with current market conventions for borrowers such as the Company.

The Third Amendment:

●	increased the sublimit for the maximum amount of letters of credit that may be issued under the Credit Agreement from $200 million to $300 million;
●	provided for the release of the guaranties provided by Bridger Logistics, LLC and its subsidiaries (the “Bridger Entities”) and the release of the liens encumbering assets of the Bridger Entities;
●	modified the event of default related to judgments so that any unpaid judgment against one or more subsidiaries of the Company that are not guarantors, including the Bridger Entities, will not constitute an event of default;
●	added an event of default for payments in respect of judgments or litigation settlements in excess of $100 million in the aggregate after the effective date of the Third Amendment; and
●	modified the debt and lien limitations to increase the amount of appeal bonds that may be posted for appeals of any existing litigation.

Upon the effectiveness of the Third Amendment, (1) the Bridger Entities were released from their guaranties under the Credit Agreement and all liens on property of the Bridger Entities securing obligations under the Credit Agreement were released and (2) the Bridger Entities were released from their guaranties of the Company’s outstanding senior unsecured notes and designated as unrestricted subsidiaries under the indentures governing the senior unsecured notes.

The foregoing descriptions of the Second Amendment and the Third Amendment are only summaries and are each qualified in their entirety by reference to the Second Amendment and the Third Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1

Second Amendment to Credit Agreement, dated as of May 23, 2023, among Ferrellgas, L.P., Ferrellgas, Inc., certain subsidiaries of Ferrellgas, L.P., as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto

10.2

Third Amendment to Credit Agreement, dated as of May 23, 2023, among Ferrellgas, L.P., Ferrellgas, Inc., certain subsidiaries of Ferrellgas, L.P., as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: May 24, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: May 24, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: May 24, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: May 24, 2023	By:	/s/ Michael E. Cole
Chief Financial Officer
(Principal Financial and Accounting Officer)